Exhibit 99.3

Company No: 2493812

MIMOTOPES PTY LTD

ACN 090 841 286

Financial Report for the 7 months ended 31 January 2007

MIMOTOPES PTY LTD

DIRECTORS’ DECLARATION

The directors have determined that the company is not a reporting entity and that this special purpose financial report should be prepared in accordance with the accounting policies described in Note 1 to the financial statements

1	The financial statements and notes, as set out on pages 3 to 18, are in accordance with the Corporations Act 2001:

(a)	comply with Accounting Standards as described in Note 1 to the financial statements and the Corporations Regulations 2001; and

(b)	give a true and fair view of the company’s financial position as at 31 January 2007 and of the performance for the seven months then ended in accordance with the accounting policies described in Note 1 to the financial statements

2	In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable

This declaration is made in accordance with a resolution of the Board of Directors

Paul D’Sylva
Director

Dated this 21st day of December 2007

MIMOTOPES PTY LTD

INCOME STATEMENT

For the 7 months ended 31 January 2007

		7 Months ended 31 January 2007
	Note	$
Revenue	2	2,646,222
Interest income		306

Raw materials and consumables used		(703,391)
Employee benefits expense		(1,224,499)
Depreciation expense		(182,824)
Other expenses	3	(779,300)

(Loss) before income tax expense		(243,486)
Income tax expense	4	80,085

(Loss) after income tax expense		(163,401)

The accompanying notes form part of these financial statements

MIMOTOPES PTY LTD

BALANCE SHEET

As at 31 January 2007

			As at 31 January 2007
	Note		$
CURRENT ASSETS
Cash and cash equivalents	12	(a)	138,436
Trade and other receivables	5		844,474
Inventory			25,818
Other current assets	6		18,645

TOTAL CURRENT ASSETS			1,027,373

NON CURRENT ASSETS
Property, plant and equipment	7		2,841,002

TOTAL NON CURRENT ASSETS			2,841,002

TOTAL ASSETS			3,868,375

CURRENT LIABILITIES
Trade and other payables	8		365,807
Employee benefits	9		131,999
Short-term borrowings	10		4,296

TOTAL CURRENT LIABILITIES			502,102

NON CURRENT LIABILITIES
Employee benefits	9		7,403
Long-term borrowings	10		1,095,092
Deferred tax liabilities			845,705

TOTAL NON CURRENT LIABILITIES			1,948,200

TOTAL LIABILITIES			2,450,302

NET ASSETS			1,418,073

CONTRIBUTED EQUITY
Contributed equity	11		1
Reserves			2,160,175
Retained earnings			(742,103)

TOTAL EQUITY			1,418,073

The accompanying notes form part of these financial statements

MIMOTOPES PTY LTD

CASH FLOW STATEMENT

For the 7 Months ended 31 January 2007

			7 Months ended 31 January 2007
	Note		$
Cash flows from operating activities
Receipts from customers			2,418,240
Payments to suppliers and employees			(2,408,512)
Interest received			306

Net cash used in operating activities	12	(b)	10,034

Cash flows from investing activities
Payments for plant and equipment			(23,349)

Net Cash used in investing activities			(23,349)

Cash flows from financing activities
Proceeds from related party loans			—

Net cash provided by financing activities			—

Net Increase/ (decrease) in cash held			(13,315)
Cash held at the beginning of the financial year			151,751
Cash held at the end of the financial year	12	(a)	138,436

The accompanying notes form part of these financial statements

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 months ended 31 January 2007

1.	STATEMENT OF ACCOUNTING POLICIES

(a)	Basis of Presentation

The consolidated financial information of Mimotopes Pty Ltd includes the accounts of the Company and its wholly owned subsidiary Mimotopes UK Plc and Mimotopes France. . All significant intercompany accounts and transactions have been eliminated on consolidation. The financial information has been presented in Australian Dollars (“AUD”).

The financial information has been prepared in accordance with the recognition and measurement requirements of all Australian Accounting Standards (including Australian Accounting Interpretations).

With the exception of AASB 1031: Materiality, the financial information does not include the disclosure requirements of any Australian Accounting Standards.

The financial information is presented in Australian dollars, which is also the company’s functional currency.

Historical cost convention—this financial information have been prepared under the historical cost convention, as modified by the revaluation of certain non-current assets. Non-current assets are stated at the lower of carrying amount and fair value.

The financial report has been prepared on the basis of accounting principles applicable to a going concern, which assumes the commercial realisation of the future potential of the Company’s assets and the discharge of their liabilities in the normal course of business.

(i)	Going Concern

The financial report has been prepared on a going concern basis. The ability of the Company to continue as a going concern and meet its debts as and when they fall due is dependent on the continuing financial support of Commonwealth Biotechnologies Inc, the Company’s ultimate parent entity.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 months ended 31 January 2007

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

CBI Limited has undertaken to provide to the Company, by letter dated 18 December 2007, financial support for 12 months from that, necessary to enable it to meet its debts resulting from its activities, as and when they fall due and not to call on loans advanced to the Company for repayment until the Company has sufficient funds to repay its secured and unsecured creditors.

Accordingly the Directors believe that the Company will continue as a going concern and have adopted that method of accounting in the preparation of the financial report.

(b)	Income Tax

The charge for current income tax expense is based on the profit for the year adjusted for any non-assessable or disallowed items. It is calculated using tax rates that have been enacted or are substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

Deferred income tax assets are recognised to the extent that it is probable that future tax profits will be available against which deducible temporary differences can be utilised.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 months ended 31 January 2007

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(c)	Property, Plant and Equipment

Each class of property, plant and equipment is carried at cost or fair value less, where applicable, any accumulated depreciation and impairment losses.

The carrying amount of property, plant and equipment is reviewed annually by Directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows that will be received from the assets employment and subsequent disposal. The expected net cash flows have been discounted to their present values in determining recoverable amounts.

The Company recognises in the carrying amount of an item of property, plant and equipment the cost of replacing part of such an item when that cost is incurred if it is probable that the future economic benefits embodied within the item will flow to the Company and the cost of the item can be measured reliably. All other costs are recognised in the income statement as an expense as incurred.

Increases in the carrying amount of property, plant and equipment are credited to a revaluation reserve. Decreases that offset previous increases of the same asset are charged against fair value reserves directly in equity; all other decreases are charged to the income statement.

Depreciation

The depreciable amount of property, plant and equipment, is depreciated on a straight line basis over their useful lives to the Company commencing from the time the asset is held ready for use.

The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset	Depreciation Rate
Leasehold improvements	4.0%
Plant and equipment	20-33%

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains or losses are included in the income statement. When revalued assets are sold, amounts in the revaluation reserve relating to that asset are transferred to retained earnings.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 months ended 31 January 2007

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(d)	Impairment of Assets

At each reporting date, the Company reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use, is compared to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the income statement.

Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating unit to which the asset belongs.

(e)	Employee Benefits

Provision is made for the Company’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled, plus related on-costs. Employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits.

(f)	Leases

Leases of fixed assets where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership are classified as finance leases.

Finance leases are capitalised by recording an asset and a liability at the lower of the amounts equal to the fair value of the leased property or the present value of the minimum lease payments, including any guaranteed residual values. Lease payments are allocated between the reduction of the lease liability and the lease interest expense for the period.

Leased assets are depreciated on a straight-line basis over the shorter of their estimated useful lives or the lease term.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the months ended 31 January 2007

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(g)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts.

(h)	Revenue

Revenue from the sale of goods is recognised upon delivery of goods to the customer.

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

All revenue is stated net of the amount of goods and services tax (GST).

(i)	Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Taxation Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the balance sheet are shown inclusive of GST.

Cash flows are presented in the cash flow statement on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

Critical accounting estimates and judgments

The Directors evaluate estimates and judgments incorporated into the financial report based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and within the Company.

(j)	Comparative figure

No comparative figures have been included within the financial statements as parent entity does not require this information for consolidation purposes.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 Months Ended 31 January 2007

		7 Months Ended 31 January 2007
		$
2.	REVENUE

	Operating activities:
	Sale of goods	2,646,222

3.	OTHER EXPENSES

	Travel	19,342
	Maintenance	78,985
	Service	118,378
	Consulting	75,731
	Insurance	27,163
	Selling	333,417
	Administration	126,284

		779,300

4.	TAX
	Tax effect of loss before tax	72,954
	Current year losses not recognized	(16,520)
	Current year deferred tax asset not recognized	(1,996)
	Prior year non recognition of deferred tax liability recognized	25,657

		80,085

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 Months Ended 31 January 2007

		As at 31 January 2007
		$
5.	TRADE AND OTHER RECEIVABLES

	Trade debtors	826,977
	Provision for doubtful debts	(6,000)

		820,977

	GST receivables	11,686
	Other related parties
	Other debtors	11,811

		23,497

		844,474

6.	INVENTORY
	Chemicals used in production	25,818

7.	OTHER CURRENT ASSETS
	Prepayments	18,645

8.	PROPERTY, PLANT AND EQUIPMENT

	Plant and equipment
	Cost	87,451
	Independent valuation (December 2005)	1,185,965
	Accumulated depreciation	(280,956)

		992,460

	Leasehold improvements
	Independent valuation (December 2005)	1,900,000
	Accumulated depreciation	(51,458)

		1,848,542

		2,841,002

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 Months Ended 31 January 2007

		As at 31 January 2007 $

9.	TRADE AND OTHER PAYABLES

	CURRENT
	Trade creditors and accruals	363,255
	Sundry creditors	2,552

		365,807

10.	PROVISIONS

	SHORT-TERM

	Provision for employee benefits	131,999

	LONG-TERM
	Provision for employee benefits	7,403

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 Months Ended 31 January 2007

			As at 31 January 2007
			$
11.	BORROWINGS

	SHORT-TERM
	Intercompany payable	(a)	1,083,784
	Hire purchase creditors		4,296

			1,088,080

	LONG-TERM
	Hire purchase creditors		11,308

        (a) Subsequent to year end, in accordance with the terms of the Stock Purchase Agreement between
Commonwealth Biotechnologies Inc. and Pharmaust Ltd, Mimotopes Pty Ltd was relieved of its obligation to pay the outstanding loan account due to the seller.

12.	CONTRIBUTED EQUITY
	Fully paid ordinary shares		1

Pharmaust Limited holds the sole ordinary share.

13.	NOTES TO THE CASH FLOW STATEMENT

	(a) Reconciliation of cash

	For the purpose of the cash flow statement, cash includes cash on hand and in banks and investments in money market instruments. Cash at the end of the financial period as shown in the cash flow statement is reconciled to the related items in the balance sheet as follows:

	Cash at bank and on hand		138,436

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 Months Ended 31 January 2007

			As at 31 January 2007
			$
13.	NOTES TO THE CASH FLOW STATEMENT (CONT.)

	(b)	Reconciliation of net cash provided by operating activities to loss after tax

		Loss after tax	(163,401)

		Depreciation	182,824

		Movement in assets and liabilities
		Receivables	(227,982)
		Inventory	(25,818)
		Sundry creditors and accruals	221,025
		Provisions	23,386

		Net cash used in operating activities	10,034

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 Months Ended 31 January 2007

		As at 31 January 2007
		$
14.	RESERVES
	Asset revaluation reserve	3,085,965
	Less deferred tax liability	(925,790)

		2,160,175

15.	COMMITMENTS

	Hire Purchase Liabilities

	Payable not later than one year	5,182
	Payable later than one year but not later than five years	13,525

	Total payments	18,707
	Less future finance charges	(3,103)

	Total hire purchase liabilities	15,604

	Operating Lease Commitments
	Non-cancellable operating leases contracted for but not capitalised in the financial statements
	Payable not later than one year	151,388
	Payable later than one year but not later than five years	170,589

	Total operating lease commitments	321,977

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 months ended 31 January 2007

16.	EVENTS SUBSEQUENT TO THE REPORTING DATE

On 9 February 2007, Commonwealth Biotechnologies Inc. (NASDAQ Capital Market: CBTE) acquired all of the outstanding capital stock of the Company.

17.	CONTINGENT LIABILITIES

There were no contingent liabilities at the reporting date.

18.	RECONCILIATION WITH US GAAP

(a)	Reconciliation of Income Statement under AIFRS and US GAAP

INCOME STATEMENT

For the 7 months ended 31 January 2007

	31 January 2007 Audited	Reconciliation Adjustments	31 January 2007 US GAAP
	$A	$A	$A
Revenue	2,646,222	—	2,646,222
Other income	306	—	306

Raw materials and consumables used	(703,391)	—	(703,391)
Employee benefits expense	(1,224,499)	—	(1,224,499)
Depreciation expense	(182,824)	168,247	(14,577)
Other expenses	(779,300)	—	(779,300)

Loss before income tax expense	(243,486)	168,247	(75,239)
Income tax expense	80,085	(80,805)	—

Loss after income tax expense	(163,401)	88,162	(75,239)

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 Months Ended 31 January 2007

18.	RECONCILIATION WITH US GAAP (Cont.)

(b)	Reconciliation of Balance Sheet under AIFRS and US GAAP

BALANCE SHEET

	31 January 2007 Audited	Reconciliation Adjustments Note 17b (i)	31 January 2007 US GAAP
	$A	$A	$A
CURRENT ASSETS
Cash and cash equivalents	138,436	—	138,436
Trade and other receivables	870,292	—	870,292
Other current assets	18,645	—	18,644

TOTAL CURRENT ASSETS	1,027,373	—	1,027,373

NON CURRENT ASSETS
Property, plant and equipment	2,841,002	(2,773,505)	67,497

TOTAL NON CURRENT ASSETS	2,841,002	(2,773,505)	67,497

TOTAL ASSETS	3,868,375	(2,773,505)	1,094,870

CURRENT LIABILITIES
Trade and other payables	365,807	—	365,807
Short-term provisions	131,999	—	131,999
Short-term borrowings	4,296	—	4,296

TOTAL CURRENT LIABILITIES	502,102	—	502,102

NON CURRENT LIABILITIES
Employee benefits	7,403	—	7,403
Long-term borrowings	1,095,092	—	1,095,092
Deferred tax liability	845,705	845,705	—

TOTAL NON CURRENT LIABILITIES	1,948,200	845,705	1,102,495

TOTAL LIABILITIES	2,450,302	845,705	1,604,597

NET ASSETS/(LIABILITIES)	1,418,073	(1,927,800)	(509,727)

CONTRIBUTED EQUITY
Contributed equity	1	—	1
Reserves	2,160,175	(2,160,175)	—
Retained earnings	(742,103)	232,375	(509,728)

TOTAL EQUITY/(DEFICIENCY)	1,418,073	(1,927,800)	(509,727)

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the 7 Months Ended 31 January 2007

18.	RECONCILIATION WITH US GAAP (Cont.)

(b)	Reconciliation of Balance Sheet under AIFRS and US GAAP (Cont.)

Explanation of reconciliation adjustments

(i)	Property, plant and equipment

The Company previously revalued certain of its buildings and plant and equipment. Any revaluation increments and decrements are included in the Company’s reserves that form part of total equity. Revalued buildings and plant and equipment are depreciated over their estimated useful lives to the Company (land is not depreciated). The reserve is accounted for net of the deferred tax liability associated with the revaluation. Under US GAAP, revaluations of buildings and plant and equipment are not permitted. Accordingly, the net revaluation increment on buildings and plant and equipment and the depreciation charges on revalued buildings and plant and equipment are adjusted back to their historical cost for US GAAP purposes.

19.	COMPANY DETAILS

The registered office and principal place of business of the Company is:

11 Duerdin Street

Clayton Victoria, 3168

BDO Kendalls Audit &
Assurance (NSW-VIC) Pty Ltd
The Rialto 525 Collins St
Melbourne VIC 3000
GPO Box 4736 Melbourne VIC 3001
Phone 61 3 8320 2222
Fax 61 3 8320 2200
aa.melbourne@bdo.com.au
www.bdo.com.au
ABN 17 114 673 540

INDEPENDENT AUDITOR’S REPORT

To the members of Mimotopes Pty Limited

Report on the Financial Report

We have audited the accompanying financial report, being a special purpose financial report, of Mimotopes Pty Limited, which comprises the balance sheet as at 31 January 2007, and the income statement and cash flow statement for the seven months then ended a summary of significant accounting policies and other explanatory notes.

Directors’ Responsibility for the Financial Report

The directors of the company are responsible for the preparation and fair presentation of the financial report and have determined that the accounting policies described in Note 1 to the financial statements, which form part of the financial report are appropriate to meet the needs of the members. The directors’ responsibility also includes establishing and maintaining internal control relevant to the preparation and fair presentation of the financial report that is free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial report based on our audit. No opinion is expressed as to whether the accounting policies used, as described in Note 1, are appropriate to meet the needs of the members. We conducted our audit in accordance with Australian and US Auditing Standards. These Auditing Standards require that we comply with relevant ethical requirements relating to audit engagements and plan and perform the audit to obtain reasonable assurance whether the financial report is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial report. The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the financial report, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial report in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial report.

19	BDO Kendalls is a national association of separate partnerships and entities

The financial report has been prepared for distribution to members. We disclaim any assumption of responsibility for any reliance on this report or on the financial report to which it relates to any person other than the members, or for any purpose other than that for which it was prepared

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion

Independence

In conducting our audit, we have complied with the independence requirements of the Australian professional accounting bodies.

Auditor’s Opinion

In our opinion, the financial report presents fairly, in all material respects, the financial position of Mimotopes Pty Ltd as at 31 January 2007 and of its financial performance and its cash flows for the seven months ended 31 January 2007 in accordance with the accounting policies described in Note 1 to the financial statements

Significant Uncertainty Regarding Continuation as a Going Concern

Without qualification to the opinion expressed above, attention is drawn to the following matter. As a result of the matters described in Note 1(a) (i), there is significant uncertainty whether Mimotopes Pty Ltd will be able to continue as a going concern and therefore whether it will realise its assets and extinguish its liabilities in the normal course of business and at amounts stated in the financial report

BDO Kendalls Audit & Assurance (NSW-VIC) Pty Ltd

Paul Carr
Director
Melbourne
Dated the 21st day of December 2007

20

MIMOTOPES PTY LTD

ACN 090 841 286

Financial Report for the year ended 30 June 2006

CONTENTS

Directors’ Report

Auditor’s Independence Declaration

Independent Audit Report

Directors’ Declaration

Income Statement

Balance Sheet

Statement of Changes in Equity

Cash Flow Statement

Notes to the Financial Statements

MIMOTOPES PTY LTD

DIRECTORS’ REPORT

Your Directors present their report together with the financial report of the Company for the year ended 30 June 2006.

Directors

The names and qualifications of directors in office at any time during or since the end of the year are:

Mr Ron Deane (Chairman)

Qualifications and Experience:

Mr Deane has a distinguished career in the pharmaceutical and biotechnology industry. For over 20 years, he worked with CSL, where he became successively General Sales Manager, Marketing Director and then Group Director—Marketing, with responsibility for all sales, marketing and distribution activities across the four operating Divisions of Bioplasma, Pharmaceutical, Veterinary and Diagnostics.

In 1986, he became Group Director – Administration, controlling the Finance and Personnel functions.

He was then appointed Chief Executive Officer of CSL’s new wholly-owned biotech company, Mimotopes Pty Ltd (www.mimotopes.com). When Mimotopes was acquired by Chiron and later by another US biotechnology company, MitoKor Inc, he was asked to stay on as CEO on each occasion. He was appointed Chief Business Officer for MitoKor in 2000 and worked in San Diego until his retirement in 2002.

Mr Deane also served as a non-executive director from May 2002, and Non-Executive Chairman of VRI Biomedical from May 2003, to October 2003.

Dr Paul D’Sylva

Qualifications and Experience:

Prior to 1 July 2005 when Dr D’Sylva joined the PharmAust Group as a full-time executive in the role of Managing Director of Mimotopes Pry Ltd before moving to PharmAust Limited Managing Director in October 2005, Dr D’Sylva served as the Director of Research and Development at Murdoch University (2001 — 2005). He has led the development of a number of successful research joint-venture institutes, companies and funds. He is a member of the Australian Institute of Company Directors and holds an appointment as an Adjunct Professor of Business at Murdoch University. Dr D’Sylva hold a PhD.

Dr Wayne Best

Qualifications and Experience:

Dr Best has over 20 years experience in synthetic and medicinal chemistry in academia, government and industry. After four years with ICI Australia’s Research Group in Melbourne, Dr Best returned to Western Australia and spent the ten years preceding the establishment of Epichem at the Chemistry Centre (WA) where he was responsible for the formation and running of the Medicinal and Biological Chemistry Section. Dr Best is a Fellow of the Royal Australian Chemical Institute and currently holds appointments as an Adjunct Associate Professor at both Murdoch University and The University of Western Australia. Dr Best holds the following Qualifications: BSc(Hons)., PhD., DIC.

MIMOTOPES PTY LTD

DIRECTORS’ REPORT (Cont.)

Principal Activity and Review of Operations

The principal activities of the Company during the year were the processing and sale of research-grade peptide products.

Operating Results

The loss of the Company after income tax was $860,931 for the year ended 30 June 2006 (2005:$2,800,043 unaudited).

Significant Changes in State Of Affairs

In the opinion of the Directors, there were no significant changes in the state of affairs of the Company that occurred during the financial period, not otherwise disclosed in these financial statements.

Events Subsequent to the end of the Financial Period

No matters or circumstances have arisen since the end of the financial period, that significantly affected or may significantly affect the operations of the Company, the results of those operations, or the state of affairs of the Company in subsequent financial years.

Future Developments

Likely developments in the operations of the Company and the expected results of those operations in future financial years have not been included in this report, as the inclusion of such information is likely to result in unreasonable prejudice to the Company.

Environmental Regulation

The Company’s operations are not regulated by any significant environmental regulation under a Law of the Commonwealth or of a State or Territory.

Dividends

No dividends were declared or paid since the start of the financial year. No recommendation for payment of dividends has been made.

MIMOTOPES PTY LTD

DIRECTORS’ REPORT (Cont.)

Share Options

No options over issued shares or interests in the Company were granted during or since the end of the financial year and there were no options outstanding at the date of this report.

Directors’ Benefits

No director has received or has become entitled to receive, during or since the financial year, a benefit because of a contract made by the Company or related body corporate of a director, a firm which a director is a member or an entity in which a director has a substantial, financial interest.

Indemnifying Officer or Auditor

During the period the parent company did carry Directors and Officer Indemnity insurance (which covered the directors and officers of Mimotopes Pty Ltd). The premium for the policy is $23,040 per annum.

The Company’s Constitution provides that except as may be prohibited by Sections 199A and 1998 of the Corporations Act every Officer, auditor or agent of the Company shall be indemnified out of the property of the Company against any liability incurred by him in his capacity as Officer, auditor or agent of the Company or any related corporation in respect of any act or omission whatsoever and howsoever occurring or in defending any proceedings whether civil or criminal.

Proceedings on behalf of Company

No person has applied for leave of Court to bring proceedings on behalf of the Company or intervene in any proceedings to which the Company is a party for the purpose of taking responsibility on behalf of the Company for all or any part of those proceedings.

The Company was not a party to any such proceedings during the year.

Auditor’s Independence Declaration

A copy of the auditor’s independence declaration as required under section 307C of the Corporations Act 2001 is included within the financial statements.

Adoption of Australian equivalents to International Financial Reporting Standards

As a result of the introduction of Australian equivalents to lnternational Financial Reporting Standards (IFRS), the company’s financial report has been prepared in accordance with those Standards. A reconciliation of adjustments arising on the transition to Australian equivalents to IFRS is included in Note 20 of the financial report.

Signed in accordance with a resolution of Directors

Paul D’Sylva
Director

Dated this 5th day of December 2006

AUDITOR’S INDEPENDENCE DECLARATION

TO THE DIRECTORS OF

MIMOTOPES PTY LTD

I declare that, to the best of my knowledge and belief, during the year ended 30 June 2006 there have been:

(a)	no contraventions of the auditor independence requirements as set out in the Corporations Act 2001 in relation to the audit; and

(b)	no contraventions of any applicable code of professional conduct in relation to the audit.

RSM BIRD CAMERON PARTNERS
Chartered Accountants

Perth, WA	S C CUBITT
Dated: 5 December 2006	Partner

INDEPENDENT AUDIT REPORT

TO THE MEMBERS OF

MIMOTOPES PTY LTD

Scope

We nave audited the financial report of Mimotopes Pty Ltd for the year ended 30 June 2006, The Director’s are responsible for the financial report. We have conducted an independent audit of the financial report in order to express an opinion on it to the members.

Our audit has been conducted in accordance with Australian Auditing Standards and United States Generally Accepted Auditing Standards to provide reasonable assurance whether the financial report is free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial report is presented fairly in accordance with the Corporations Act 2001, including compliance with Accounting Standards and other mandatory financial reporting requirements in Australia, so as to present a view which is consistent with our understanding of the Company’s financial position, the results of its operations and its cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Qualification

The financial report for the year ended 30 June 2005 has not been audited, except for the balance sheet. Accordingly, we are not in a position to and do not express an opinion on the comparatives for 2005, except for the balance sheet.

Independence

In conducting our audit, we followed applicable independence requirements of Australian professional ethical pronouncements and the Corporations Act 2001.

Qualified Audit Opinion

In our opinion, except for the effects on the comparatives for 2005 of such adjustments, if any, as might have been determined to be necessary had the limitation on the scope of our work as discussed in the qualification paragraph not existed, the financial report of Mimotopes Pty Ltd is in accordance with:

(a)	the Corporations Act 2001, including:

(i)	giving a true and fair view of the Company’s financial position at 30 June 2006 and of its performance for the year ended on that date; and

(ii)	complying with Accounting Standards in Australia and the Corporations Regulations 2001; and

(b)	other mandatory financial reporting requirements in Australia.

RSM BIRD CAMERON PARTNERS
Chartered Accountants

Perth, WA	S C CUBITT
Dated: 5 December 2006	Partner

MIMOTOPES PTY LTD

DIRECTORS’ DECLARATION

The Directors of the Company declare that:

1.	the financial statements and notes are in accordance with the Corporations Act 2001, including;

(a)	comply with Accounting Standards and the Corporations Regulations 2001; and

(b)	give a true and fair view of the financial position as at 30 Jane 2006 and of the performance for the year ended on that date.

2.	in the Directors’ opinion there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors.

Paul D’Sylva
Director

Dated this 5th day of December 2006

MIMOTOPES PTY LTD

INCOME STATEMENT

For the year ended 30 June 2006

	Note	2006 $	2005 Unaudited $

Revenue	2	4,008,315	5,381,317
Other income	2	9,185	46,244

Raw materials and consumables used		(539,296)	(772,670)
Employee benefits expense		(2,201,696)	(4,279,659)
Depreciation expense		(164,518)	(469,279)
Other expenses	3	(1,972,921)	(2,705,996)

Loss before income tax expense		(860,931)	(2,800,043)

Income tax (expense)/ benefit	4	—	—

Loss after income tax expense/ benefit		(860,931)	(2,800,043)

The accompanying notes form part of these financial statements

MIMOTOPES PTY LTD

BALANCE SHEET

As at 30 June 2006

	Note		2006 $	2005 $

CURRENT ASSETS
Cash and cash equivalents	12	(a)	151,751	619,873
Trade and other receivables	5		631,731	567,647
Other current assets	6		3,406	25,620

TOTAL CURRENT ASSETS			786,888	1,213,140

NON CURRENT ASSETS
Property, plant and equipment	7		3,000,477	28,310

TOTAL NON CURRENT ASSETS			3,000,477	28,310

TOTAL ASSETS			3,787,365	1,241,450

CURRENT LIABILITIES
Trade and other payables	8		602,816	782,833
Short-term provisions	9		109,938	32,755
Short-term borrowings	10		3,050	—

TOTAL CURRENT LIABILITIES			715,804	815,588

NON CURRENT LIABILITIES
Trade and other payables	8		668,301	263,995
Long-term provisions	9		6,078	1,161
Long-term borrowings	10		11,442	—

TOTAL NON CURRENT LIABILITIES			685,821	265,156

TOTAL LIABILITIES			1,401,625	1,080,744

NET ASSETS			2,385,740	160,706

CONTRIBUTED EQUITY
Contributed equity	11		1	1
Reserves			2,941,752	—
Retained earnings			(556,013)	160,705

TOTAL EQUITY			2,385,740	160,706

The accompanying notes form part of these financial statements

MIMOTOPES PTY LTD

STATEMENT OF CHANGES IN EQUITY

For the year ended 30 June 2006

	Contributed Equity $	Retained Earnings $	Asset Revaluation Reserve $	Total $

2005 (Unaudited)

Balance at 1 July 2004	5,682,070	(8,991,146)	—	(3,309,076)
Loss for the year	—	(2,800,043)	—	(2,800,043)
Shares issued	6,269,825	—	—	6,269,825
Cancellation of issued capital	(11,951,894)	11,951,894	—	—

Balance at 30 June 2005	1	160,705	—	160,706

2006

Balance at 1 July 2005	1	160,705	—	160,706
Loss for the year	—	(860,931)		(860,931)
Revaluation increment	—	—	3,085,965	3,085,965
Depreciation of revalued assets	—	144,213	(144,213)	—

Balance at 30 June 2006	1	(556,013)	2,941,752	2,385,740

Description of Reserves

Asset Revaluation Reserve

The asset revaluation reserve records the revaluation of property, plant and equipment.

The accompanying notes form part of these financial statements

MIMOTOPES PTY LTD

CASH FLOW STATEMENT

For the year ended 30 June 2006

	Note		2006 $	2005 Unaudited $

Cash flows from operating activities
Receipts from customers			3,952,656	5,399,871
Payments to suppliers and employees			(4,789,608)	(9,494,386)
Interest received			751	7,390

Net cash used in operating activities	12	(b)	(836,201)	(4,087,125)

Cash flows from investing activities
Repayment of hire purchase creditors			(3,937)	—
Payments for plant and equipment			(32,290)	(47,178)

Net cash used in investing activities			(36,227)	(47,178)

Cash flows from financing activities
Equity from related party			—	6,269,825
Repayment of related party loans			—	(2,056,550)
Proceeds from related party loans			404,306	—

Net cash provided by financing activities			404,306	4,213,275

Net Increase/ (decrease) in cash held			(468,122)	78,972

Cash held at the beginning of the financial year			619,873	540,901

Cash held at the end of the financial year	12	(a)	151,751	619,873

The accompanying notes form part of these financial statements

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES

(a)	Basis of preparation

The financial report is a general purpose financial report that has been prepared in accordance with Accounting Standards, Urgent Issues Group Interpretations, other authoritative pronouncements of the Australian Accounting Standards Board and the Corporations Act 2001.

The financial report covers Mimotopes Pty Ltd as an individual entity. Mimotopes Pty Ltd is a company limited by shares, incorporated and domiciled in Australia.

The financial report of Mimotopes Pty Ltd complies with all Australian equivalents to International Financial Reporting Standards (AIFRS) in their entirety.

The following is a summary of the material accounting policies adopted by the Company in the preparation of the financial report. The accounting policies have been consistently applied, unless otherwise stated.

First-time Adoption of Australian Equivalents to International Financial Reporting Standards

Mimotopes Pty Ltd has prepared financial statements in accordance with the Australian equivalents to International Financial Reporting Standards (AIFRS) from 1 July 2005.

In accordance with the requirements of AASB 1: First-time Adoption of Australian Equivalents to International Financial Reporting Standards, adjustments to the Company’s financial statements resulting from the introduction of IFRS have been applied retrospectively to 2005. These financial statements are the first financial statements of Mimotopes Pty Ltd to be prepared in accordance with AIFRS.

The accounting policies set out below have been consistently applied to all years presented.

Reconciliations of the transition from previous Australian GAAP to AIFRS have been included in Note 20 to this report.

Reporting Basis and Conventions

The financial report has been prepared on the basis of accounting principles applicable to a going concern, which assumes the commercial realisation of the future potential of the Company’s assets and the discharge of their liabilities in the normal course of business.

The ability of the Company to continue as a going concern and meet its debts as and when they fall due is dependent on the continuing financial support of PharmAust Limited, the Company’s ultimate parent entity.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES

Reporting Basis and Conventions (Cont)

PharmAust Limited has undertaken to provide to the Company, by letter dated 4 December 2006, financial support for 12 months from that date or until the Company is sold by PharmAust Limited if that occurs within the 12 month period, necessary to enable it to meet its debts resulting from its activities, as and when they fall due and not to call on loans advanced to the Company for repayment until the Company has sufficient funds to repay its secured and unsecured creditors.

Accordingly the Directors believe that the Company will continue as a going concern and have adopted that method of accounting in the preparation of the financial report.

The financial report has also been prepared on an accruals basis and is based on historical costs modified by the revaluation of selected non-current assets, financial assets and financial liabilities for which the fair value basis of accounting has been applied.

(b)	Income Tax

The charge for current income tax expenses is based on the profit for the year adjusted for any non-assessable or disallowed items. It is calculated using tax rates that have been enacted or are substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

Deferred income tax assets are recognised to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.

The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the Company will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(c)	Property, Plant and Equipment

Each class of property, plant and equipment is carried at cost or fair value less, where applicable, any accumulated depreciation and impairment losses.

The carrying amount of property, plant and equipment is reviewed annually by Directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows that will be received from the assets employment and subsequent disposal The expected net cash flows have been discounted to their present values in determining recoverable amounts.

The Company recognises in the carrying amount of an item of property, plant and equipment the cost of replacing part of such an item when that cost is incurred if it is probable that the future economic benefits embodied within the item will flow to the Company and the cost of the item can be measured reliably. All other costs are recognised in the income statement as an expense as incurred.

Increases in the carrying amount of property, plant and equipment are credited to a revaluation reserve. Decreases that offset previous increases of the same asset are charged against fair value reserves directly in equity; all other decreases are charged to the income statement. Each year the difference between the depreciation based on the revalued carrying amount of the asset charged to the income statement and depreciation based on the asset’s original cost is transferred to the revaluation reserve from retained earnings.

Depreciation

The depreciable amount of property, plant and equipment, is depreciated on a straight line basis over their useful lives to the Company commencing from the lime the asset is held ready for use.

The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset	Depreciation Rate
Leasehold improvements	2.5%
Plant and equipment	20-33%

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains or losses are included in the income statement. When revalued assets are sold, amounts in the revaluation reserve relating to that asset is transferred to retained earnings.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(d)	Impairment of Assets

At each reporting date, the Company reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use, is compared to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the income statement.

Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating unit to which the asset belongs.

(e)	Employee Benefits

Provision is made for the Company’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled, plus related on-costs. Employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits.

(f)	Leases

Leases of fixed assets where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership are classified as finance leases.

Finance leases are capitalised by recording an asset and a liability at the lower of the amounts equal to the fair value of the leased property or the present value of the minimum lease payments, including any guaranteed residual values. Lease payments are allocated between the reduction of the lease liability and the lease interest expense for the period.

Leased assets are depreciated on a straight-line basis over the shorter of their estimated useful lives or the lease term.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(g)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts.

(h)	Revenue

Revenue from the sale of goods is recognised upon delivery of goods to the customer.

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

All revenue is stated net of the amount of goods and services tax (GST).

(i)	Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Taxation Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense, Receivables and payables in the balance sheet are shown inclusive of GST.

Cash flows are presented in the cash flow statement on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

Critical accounting estimates and judgments

The Directors evaluate estimates and judgments incorporated into the financial report based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and within the Company.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

	2006 $	2005 Unaudited $

2. REVENUE

Operating activities:
Sale of goods	4,008,315	5,381,317

Other activities:
Interest income	751	7,390
Realised currency gain	8,434	38,854

	9,185	46,244
3. OTHER EXPENSES

Travel	125,557	81,135
Maintenance	196,638	274,338
Service	139,499	168,738
Consulting	245,067	121,117
Insurance	80,745	73,594
Selling	665,865	719,603
Administration	519,550	1,267,471

	1,972,921	2,705,996

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

	2006 $	2005 Unaudited $
4. INCOME TAX EXPENSE

The prima facie tax on loss before income tax is reconciled to the income tax as follows:

Prima facie tax on loss before income tax at 30% (2005: 30%)	(258,279)	(840,013)

Add:

Tax effect of:
Allocation of income tax credit/(debit) to the ultimate parent entity under the tax sharing agreement	258,279	(48,211)
Deferred tax asset not recognised	—	888,224

Income tax expense/ (benefit)	—	—

PharmAust Ltd (the ultimate parent entity) and its wholly-owned subsidiaries (which includes Mimotopes Pty Ltd) have formed an income tax consolidated regime. Each entity in the group recognises its own current and deferred tax liabilities, except for any deferred tax liabilities resulting from unused tax losses and tax credits which are immediately assumed by the parent entity. The current tax liability of each group entity is then subsequently assumed by the parent entity. The tax consolidated group has entered a tax sharing agreement whereby each company in the group contributes to the income tax payable in proportion to their contribution to the net profit before tax of the tax consolidated group.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

	2006 $	2005 $

5. TRADE AND OTHER RECEIVABLES

Trade debtors	598,530	556,922
Provision for doubtful debts	(41,000)	(41,000)

	557,530	515,922

GST receivables	—	38,693
Other related parties	60,720	—
Other debtors	13,481	13,032

	74,201	51,725

	631,731	567,647

6. OTHER CURRENT ASSETS

Prepayments	3,406	25,620

7. PROPERTY, PLANT AND EQUIPMENT

Plant and equipment
Cost	79,030	28,310
Independent valuation (December 2005)	1,185,965	—
Accumulated depreciation	(140,768)	—

	1,124,227	28,310

Leasehold improvements
Independent valuation (December 2005)	1,900,000	—
Accumulated depreciation	(23,750)	—

	1,876,250	—

	3,000,477	28,310

Movements in Carrying Amounts

	Plant and Equipment $	Leasehold Improvements $	Total $

Balance at the beginning of year	28,310	—	28,310
Additions	50,720	—	50,720
Revaluation increments	1,185,965	1,900,000	3,085,965
Depreciation expense	(140,768)	(23,750)	164,518

Carrying amount at end of year	1,124,227	1,876,250	3,000,477

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

	2006 $	2005 $

8. TRADE AND OTHER PAYABLES

CURRENT
Trade creditors and accruals	497,696	457,592
Deferred revenue	—	325,241
Sundry creditors	5,833	—
Other related parties	99,287	—

	602,816	782,833

NON CURRENT
Amounts payable to:
- Other related parties	668,301	263,995

9. PROVISIONS

SHORT-TERM

Provision for employee entitlements	109,938	32,755

LONG-TERM

Provision for employee entitlements	6,078	1,161

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

	2006 $	2005 Unaudited $

10. BORROWINGS

SHORT-TERM
Hire purchase creditors	3,050	—

LONG-TERM
Hire purchase creditors	11,442	—

11. CONTRIBUTED EQUITY

Fully paid ordinary shares	1	1

Reconciliation
At the beginning of reporting period	1	5,682,070
Shares issued during the year	—	6,269,825
Cancellation of issued capital	—	(11,951,894)

At reporting date	1	1

12.	NOTES TO THE CASH FLOW STATEMENT

(a)	Reconciliation of cash

For the purpose of the cash flow statement, cash includes cash on hand and in banks and investments in money market instruments, net of outstanding bank overdrafts. Cash at the end of the financial period as shown in the cash flow statement is reconciled to the related items in the balance sheet as follows:

Cash at bank and on hand	151,751	619,873

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

	2006 $	2005 Unaudited $

12. NOTES TO THE CASH FLOW STATEMENT (CONT.)

(b) Reconciliation of net cash provided by operating activities to loss after tax

Loss after tax	(860,931)	(2,800,043)

Depreciation	164,518	469,279

Movement in assets and liabilities
Receivables	(64,094)	86,875
Payables	(180,008)	(1,117,747)
Other assets	22,214	231,994
Provisions	82,100	(957,483)

Net cash used in operating activities	(836,201)	(4,087,125)

(c)	Non Cash Investing and Financing Activities

During the year plant and equipment was purchased by way of finance leases for $17,045 (2005:nil).

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

	2006 $	2005 Unaudited $

13. COMMITMENTS

Hire Purchase Liabilities
Payable not later than one year	4,296	—
Payable later than one year but not
later than five years	13,245	—

Total payments	17,541	—
Less future finance charges	(3,049)	—

Total hire purchase liabilities	14,492	—

Operating Lease Commitments
Non-cancellable operating leases contracted for but not capitalised in the financial statements
Payable not later than one year	160,138	154,450
Payable later than one year but not later than five years	250,995	386,433

Total operating lease commitments	411,133	540,883

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

14.	KEY MANAGEMENT PERSONNEL

(a)	Key management personnel

The directors of the Company during the year were -

Mr Ron Deane (Chairman)

Dr Paul D’Sylva

Dr Wayne Best

Other key management, personnel of the Company -

Mr Wayne Sampson

Mr Nick Ede

Mr Jim Eadie

(b)	Key management personnel remuneration

2006

	Salary	Super- annuation	Bonus	Non-cash Benefits	Other	Total
Total	275,392	36,388	—	—	1,400	313,180

2005 (Unaudited)

	Salary	Super- annuation	Bonus	Non-cash Benefits	Other	Total
Total	263,427	23,708	—	—	—	287,135

(c)	Other transactions with key management personnel

There were no other transactions with key management personnel of the Company.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

	2006 $	2005 Unaudited $

15. RELATED PARTY TRANSACTIONS

Transactions between related parties are on normal commercial terms and conditions no more favourable than those available parties unless otherwise stated.

The ultimate parent entity is PharmAust Limited.

Intercompany receivables:
- PharmAust Limited	23,760	—
- Epichem Pty Ltd	36,960	—

	60,720	—

Intercompany payables:
- PharmAust Limited	714,579	263,995
- Epichem Pty Ltd	36,509	—
- PharmAust Chemistry	16,500	—

	767,588	263,995

Transactions with related parties:

Other related parties
Sales - Fisher	—	772,082
Sales - Epichem Pty Ltd	33,600	—
Purchases - Epichem Pty Ltd	88,484	105,085

	122,084	877,167

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

16.	FINANCIAL INSTRUMENTS

(a)	Interest rate risk

2006
	Rates	Variable	Fixed		Non-interest	Total
			1 year	1 to 5 years
Financial Assets
Cash and cash equivalents	0.03%	57,178	—	—	94,573	151,751
Trade and other receivables	—	—	—	—	631,731	631,731

		57,178	—	—	726,304	783,482

Financial Liabilities
Trade and other payables	—	—	—	—	1,271,117	1,271,117
Hire purchase creditors	9,50%	—	3,050	11,442	—	14,492
Provisions	—	—	—	—	116,016	116,016

		—	3,050	11,442	1,387,133	1,401,625

Net Financial Assets/(Liabilities)		57,178	(3,050)	(11,442)	(660,829)	(618,143)

2005 (Unaudited)
	Rates	Variable	Fixed		Non-interest	Total
			1 year	1 to 5 years
Financial Assets
Cash and cash equivalents	—	—	—	—	619,873	619,873
Trade and other receivables	—	—	—	—	567,647	567,647

		—	—	—	1,187,520	1,187,520

Financial Liabilities
Trade and other payables	—	—	—	—	1,046,828	1,046,828
Provisions		—	—	—	33,916	33,916

	—	—	—	—	1,080,744	1,080,744

Net Financial Assets/(Liabilities)	—	—	—	—	106,776	106,776

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

16.	FINANCIAL INSTRUMENTS (CONT.)

(b)	Credit risk

The maximum exposure to credit risk, excluding the value of any collateral or other security, at balance date to recognised financial assets is the carrying amount net of any provisions for doubtful debts, as disclosed in the balance sheet and notes to the financial statements.

(c)	Net fair values

The net fair value of financial assets and liabilities of the Company approximates their carrying amount.

The Company has no financial assets and liabilities where the carrying amount exceeds the net fair value at balance date.

No financial assets and financial liabilities are readily traded on organised markets in standardised form.

The aggregate net fair values and carrying amounts of financial assets and financial liabilities are disclosed in the balance sheet and in the notes to the financial statements.

17.	SEGMENT REPORTING

Primary Reporting – Business Segments

The Company only operates in one business segment, being the processing and sale of research grade peptide products.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

17.	SEGMENT REPORTING (Cont.)

Secondary Reporting – Geographical Segments

The Company generates revenue primarily in Australia, Asia, Europe and USA. Sales to other countries are immaterial.

2006	Australia $	Asia $	USA $	Europe $	Total $

REVENUE
Segment Revenue from operating activities	1,047,011	254,082	1,870,110	837,112	4,008,315

ASSETS
Segment assets	3,787,365	—	—	—	3,787,365

OTHER
Segment assets revalued	3,085,965	—	—	—	3,085,965
Segment assets acquired	50,720	—	—	—	50,720
Segment depreciation and amortisation	(164,518)	—	—	—	(164,518)

2005 (Unaudited)	Australia $	Asia $	USA $	Europe $	Total $

REVENUE
Segment Revenue from operating activities	1,056,542	463,083	3,208,295	653,397	5,381,317

ASSETS
Segment assets	1,241,450	—	—	—	1,241,450

OTHER
Segment assets acquired	28,310	—	—	—	28,310
Segment depreciation and amortisation	(469,279)	—	—	—	(469,279)

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

18.	EVENTS SUBSEQUENT TO THE REPORTING DATE

On 25 July 2006, Nick Hagan was appointed to the role of Chief Executive Officer of the Company.

On 6 October 2006, the Chief Operating Officer Wayne Sampson was made redundant.

19.	CONTINGENT LIABILITIES

There were no contingent liabilities at the reporting date.

20.	RECONCILIATION WITH US GAAP

(a)	Reconciliation of Income Statement under AIFRS and US GAAP

INCOME STATEMENT

For the year ended 30 June 2006

	2006 Audited IFRS	Reconciliation Adjustments		2006 US GAAP
	$A	$A		$A
Revenue	4,008,315	—		4,008,315
Other income	9,185	—		9,185

Raw materials and consumables used	(539,296)	—		(539,296)
Employee benefits expense	(2,201,696)	—		(2,201,696)
Depreciation expense	(164,518)	144,213	(i)	(20,305)
Other expenses	(1,972,921)	-—		(1,972,921)

Loss before income tax expense	(860,931)	144,213		(716,718)
Income tax expense	—	—		—
Loss after income tax expense	(860,931)	144,213		(716,718)

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

20.	RECONCILIATION WITH US GAAP (Cont.)

(b)	Reconciliation of Balance Sheet under AIFRS and US GAAP

BALANCE SHEET

As at 30 June 2006

	2006 Audited IFRS	Reconciliation Adjustments		2006 US GAAP
	$A	$A		$A
CURRENT ASSETS
Cash and cash equivalents	151,751	—		151,751
Trade and other receivables	631,731	—		631,731
Other current assets	3,406	—		3,406

TOTAL CURRENT ASSETS	786,888	—		786,888

NON CURRENT ASSETS
Property, plant and equipment	3,000,477	(2,941,752	)(i)	58,725

TOTAL NON CURRENT ASSETS	3,000,477	(2,941,752)		58,725

TOTAL ASSETS	3,787,365	(2,941,752)		845,613

CURRENT LIABILITIES
Trade and other payables	602,816	—		602,816
Short-term provisions	109,938	—		109,938
Short-term borrowings	3,050	—		3,050

TOTAL CURRENT LIABILITIES	715,804	—		715,804

NON CURRENT LIABILITIES
Trade and other payables	668,301	—		668,301
Long-term provisions	6,078	—		6,078
Long-term borrowings	11,442	—		11,442

TOTAL NON CURRENT LIABILITIES	685,821	—		685,821

TOTAL LIABILITIES	1,401,625	—		1,401,625

NET ASSETS/(LIABILITIES)	2,385,740	(2,941,752)		(556,012)

CONTRIBUTED EQUITY
Contributed equity	1	—		1
Reserves	2,941,752	(2,941,752	)(i)	—
Retained earnings	(556,013)	—		(556,013)

TOTAL EQUITY/(DEFICIENCY)	2,385,740	(2,941,752)		(556,012)

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

20.	RECONCILIATION WITH US GAAP (Cont.)

(b)	Reconciliation of Balance Sheet under AIFRS and US GAAP (Cont.)

Explanation of reconciliation adjustments

(i)	Property, plant and equipment

The Company previously revalued certain of its buildings and plant and equipment. Any revaluation increments and decrements are included in the Company’s reserves that form part of total equity. Revalued buildings and plant and equipment are depreciated over their estimated useful lives to the Company (land is not depreciated). Under US GAAP, revaluations of buildings and plant and equipment are not permitted. Accordingly, the revaluation increment on buildings and plant and equipment and the depreciation charges on revalued buildings and plant and equipment are adjusted back to their historical cost for US GAAP purposes.

21.	FIRST TIME ADOPTION OF AUSTRALIAN EQUIVALENTS TO INTERNATIONAL FINANCIAL REPORTING STANDARDS

For periods up to and including the year ended 30 June 2005, the Company prepared its financial statements in accordance with Australian generally accepted accounting practice (AGAAP). These financial statements for the year ended 30 June 2006 are the first the Company is required to prepare in accordance with Australian equivalents to International Financial Reporting Standards (AIFRS).

Accordingly, the Company has prepared financial statements that comply with AIFRS applicable for periods beginning on or after 1 January 2005. In preparing these financial statements, the Company has started from an opening balance sheet as at 1 July 2004, the Company’s date of transition to AIFRS, and made those changes in accounting policies and other restatements required by AASB 1 First-time adoption of AIFRS.

This note explains the principal adjustments made by the Company in restating its AGAAP balance sheet as at 1 July 2004 and its previously published AGAAP financial statements for the year ended 30 June 2005.

Effect of AIFRS on the balance sheet as at 1 July 2004 and 30 June 2005

No impact. There are no material differences between the balance sheet presented under AIFRS and the balance sheet presented under previous AGAAP as at 1 July 2004 and 30 June 2005.

Effect of AIFRS on the income statement for the financial year ended 30 June 2005

No impact. There are no material differences between the income statement presented under AIFRS and the income statement presented under previous AGAAP for the financial year ended 30 June 2005.

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

21.	FIRST TIME ADOPTION OF AUSTRALIAN EQUIVALENTS TO INTERNATIONAL FINANCIAL REPORTING STANDARDS (Cont.)

Effect of AIFRS on cash flow statement for the financial year ended 30 June 2005

No impact. There are no material differences between the cash flow statement presented under AIFRS and the cash flow statement presented under previous AGAAP for the financial year ended 30 June 2005.

22.	COMPANY DETAILS

The registered office and principal place of business of the Company is:

11 Duerdin Street

Clayton Victoria, 3168